                                                                      EX.99.B(m)



                             WELLS FARGO FUNDS TRUST

                                DISTRIBUTION PLAN


              WHEREAS, Wells Fargo Funds Trust ("Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

              WHEREAS, the Trust desires to adopt a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the classes of shares of each Fund listed in Appendix A as it may be amended from time to time (each, a "Fund" and, collectively, the "Funds") and the Board of Trustees, including a majority of the Qualified Trustees (as defined below), has determined that there is a reasonable likelihood that adoption of the Plan will benefit each class of each Fund listed in Appendix A and its shareholders;

              NOW THEREFORE, each Fund hereby adopts the Plan on behalf of each class of each Fund listed in Appendix A, in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

              Section 1. The Trust, on behalf of each class of each Fund listed in Appendix A, may pay to the principal underwriter(s) of such class (the "Distributor(s)"), as compensation for services or other activities that are primarily intended to result in the sale of shares, or reimbursement for expenses incurred in connection with services or other activities that are primarily intended to result in the sale of shares, a monthly amount that is no higher than the annual rates as set forth on Appendix A. Subject to such maximum annual rates, the actual amount payable to the Distributor(s) shall be determined from time to time by mutual agreement between the Trust and the Distributor(s). The Distributor(s) may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor(s), including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor(s) may retain any portion of the amount payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

              Section 2. The Plan shall be effective with respect to each class of a Fund listed on Appendix A, (or each class of a Fund added to Appendix A from time to time): (a) on the date upon which it is approved for such class (i) by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan for such class, and (ii) by at least a majority of the outstanding voting securities of the class or Fund, if required; or (b) on the date the class commences operations, if such date is later.

              Section 3. Unless earlier terminated, the Plan and each related agreement shall continue in effect for a period of one year from its respective effective date and shall continue thereafter for successive annual periods, provided that such Plan and agreement(s) are reapproved at least annually by vote of a majority of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such reapproval.

              Section 4. So long as the Plan is in effect, the Trust shall provide, or shall cause the Distributor(s) to provide, to the Trust's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended by the Trust under the Plan and each related agreement and the purposes for which such expenditures were made.

              Section 5. All agreements related to the Plan shall be in writing and shall be approved by vote of a majority of both (a) the Trustees of the Trust and (b) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. Any agreement related to the Plan shall provide:

              A. That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of such class of such Fund, on not more than 60 days' written notice to any other party to the agreement; and

              B. That such agreement shall terminate automatically in the event of its assignment.

              Section 6. The Plan may not be amended to increase materially the amount that may be expended by a class of a Fund pursuant to the Plan without the approval by a vote of a majority of the outstanding voting securities of such class of such Fund, and no material amendment to the Plan shall be made unless approved by vote of a majority of both (a) the Trustees of the Trust and
(b) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval.

              Section 7. The Plan may be terminated with respect to any class at any time by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class.

              Section 8. While the Plan is in effect, the selection and nomination of each Trustee who is not an interested person of the Trust shall be committed to the discretion of the Trustees who are not interested persons.

              Section 9. To the extent any payments made by the Fund pursuant to a Shareholder Servicing Plan and Servicing Agreement are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares within the context of Rule 12b-1 under the 1940 Act, such payments shall be deemed to have been approved pursuant to the Plan. Notwithstanding anything herein to the contrary, no Fund or class of shares shall be obligated to make any payments under the Plan that exceed the maximum amounts payable under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc.

              Section 10. The Trust shall preserve copies of the Plan, each related agreement and each written report presented to the Trust's Board of Trustees pursuant to Section 4 hereof, for a period of not less than six years from the date of the Plan, agreement or report, as the case may be, the first two years in an easily accessible place.

              Section 11. The provisions of the Plan are severable for each class of each Fund listed in Appendix A, and whenever any action is to be taken with respect to the Plan, such action shall be taken separately for each such class affected.

              Section 12. As used in the Plan, (a) the terms "assignment", "interested person" and "vote of a majority of the outstanding voting securities" shall have the respective meanings given them in the 1940 Act and the rules and regulations thereunder, subject to such exemption or interpretation as may be provided by the Securities and Exchange Commission or the staff thereof, and (b) the term "Qualified Trustees" shall mean the Trustees of the Trust who (i) are not "interested persons" of the Trust and (ii) have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The agreement(s) between the Trust and its Distributor(s) shall be considered to be agreements related to the Plan. The agreement(s) between the Distributor(s) and any selling agents shall not be considered to be agreements related to the Plan.


Approved:     March 26, 1999

                                   APPENDIX A
                                   ----------

-------------------------------------------------------------------------------------
Funds Trust                                                            Maximum
Funds and Share Classes                                            Rule 12b-1 Fee
-------------------------------------------------------------------------------------
1.     Arizona Tax-Free Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
2.     Asset Allocation Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
3.     California Tax-Free Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
4.     Colorado Tax-Free Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
5.     Corporate Bond Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
6.     Diversified Equity Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
7.     Diversified Small Cap Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
8.     Equity Income Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
9.     Equity Index Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
10.    Equity Value Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
10.    Growth Balanced Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
10.    Growth Equity Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
11.    Growth Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
12.    Income Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
13.    Income Plus Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
14.    Index Allocation Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
15.    Intermediate Government Income Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Funds Trust                                                            Maximum
Funds and Share Classes                                            Rule 12b-1 Fee
-------------------------------------------------------------------------------------
16.    International Equity Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
17.    International Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
18.    Large Cap Appreciation Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
19.    Large Company Growth Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
20.    Limited Term Government Income Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
21.    Mid Cap Growth Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
22.    Minnesota Tax-Free Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
23.    Money Market Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
24.    National Tax-Free Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
25.    Oregon Tax-Free Fund                                             0.75
         Class B
-------------------------------------------------------------------------------------
26.    Outlook Today Fund
         Class A                                                        0.25
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
27.    Outlook 2010 Fund
         Class A                                                        0.25
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
28.    Outlook 2020 Fund
         Class A                                                        0.25
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
29.    Outlook 2030 Fund
         Class A                                                        0.25
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
30.    Outlook 2040 Fund
         Class A                                                        0.25
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
31.    Overland Express Sweep Fund                                      0.30
-------------------------------------------------------------------------------------
32.    Small Cap Growth Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
Funds Trust                                                            Maximum
Funds and Share Classes                                            Rule 12b-1 Fee
-------------------------------------------------------------------------------------
33.    Small Cap Opportunities Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
34.    Small Cap Value Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
35.    Specialized Health Sciences Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
36.    Specialized Technology Fund
         Class B                                                        0.75
         Class C                                                        0.75
-------------------------------------------------------------------------------------
37.    Stable Income Fund
         Class B                                                        0.75
-------------------------------------------------------------------------------------
38.    Wealthbuilder Growth & Income Portfolio                          0.75
-------------------------------------------------------------------------------------
39.    Wealthbuilder Growth Balanced Portfolio                          0.75
-------------------------------------------------------------------------------------
40.    Wealthbuilder Growth Portfolio                                   0.75
-------------------------------------------------------------------------------------

Approved by the Board of Trustees: March 26, 1999 as amended on May 9, 2000, July 25, 2000, February 6, 2001 and May 8, 2001.